UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2019

SENSEONICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway
Germantown, MD  20876-7005

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry into a Material Definitive Agreement

On January 31, 2019, Senseonics Incorporated, a wholly-owned subsidiary of Senseonics Holdings, Inc. (the “Company”) entered into an amendment to its distribution agreement (the “Amendment”) with Roche Diagnostics International AG and Roche Diabetes Care GmbH (collectively, “Roche”), which amends that certain distribution agreement, by and between the Company and Roche, dated May 23, 2016, as amended (the “Distribution Agreement”).

Pursuant to the Amendment, the term of the Distribution Agreement has been extended through January 31, 2021.  The parties have agreed to certain purchases of the Company’s Eversense® continuous glucose monitoring system (“Eversense”) and pricing terms for the extended term of the Distribution Agreement.  In addition, Roche’s role as the exclusive distributor of Eversense has been expanded to provide Roche with exclusive distribution rights in 17 additional countries, including Brazil, Russia, India and China, as well as select markets in the Asia Pacific and Latin American regions.

Except as modified by the Amendment, the material terms and conditions of the Distribution Agreement remain in full force and effect.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Item 2.02.                                        Results of Operations and Financial Condition.

On February 3, 2019, the Company issued a press release (the “Press Release”) announcing (i) the Amendment, (ii) preliminary and unaudited financial information for the quarter and year ended December 31, 2018 and as of December 31, 2018 and (iii) revenue guidance for the year ending December 31, 2019. The Press Release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01                                           Regulation FD Disclosure.

The information included in Item 2.02 is incorporated in this Item 7.01 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

99.1	Press Release of Senseonics Holdings, Inc. dated February 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2019	SENSEONICS HOLDINGS, INC.

	By:	/s/ Jon D. Isaacson
	Name:	Jon D. Isaacson
	Title:	Chief Financial Officer